INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
On December 27, 2023, the Government of Bermuda enacted the Corporate Income Tax Act 2023 (the “2023 Act”), which will apply a 15% corporate income tax to certain Bermuda businesses in fiscal years beginning on or after January 1, 2025. The 2023 Act includes a provision referred to as “The Economic Transition Adjustment” (the “ETA”), which is intended to provide a fair and equitable transition into the new tax regime, and results in a deferred tax benefit for the Company. However, on January 15, 2025, the OECD issued guidance related to “deferred tax assets arising from tax benefits provided by General Government” restricting the utilization of those deferred tax benefits against the computation of its Pillar Two Global Minimum Taxes to approximately 20% of the originally calculated amounts and only for a grace period of two years through 2026. If the Bermuda Ministry of Finance amends the 2023 Act in response to this guidance, the exact impact of any such amendments is uncertain but there is a risk that it results in a reduction in the Company's deferred tax assets.
All of the income of Group's non-Bermuda subsidiaries is subject to the applicable federal, foreign, state and local taxes on corporations. Additionally, the income of the foreign branches of the Company's insurance operating companies is subject to various rates of income tax. Group's U.S. subsidiaries conduct business in and are subject to taxation in the U.S. Should the U.S. subsidiaries distribute current or accumulated earnings and profits in the form of dividends or otherwise, the Company would be subject to an accrual of 5% U.S. withholding tax. There has been no withholding tax accrued with respect to such unremitted earnings as management has no intention of remitting them as of December 31, 2025. The cumulative amount that would be subject to withholding tax, if distributed, is not practicable to compute. The provision for income taxes in the consolidated statement of operations and comprehensive income (loss) has been determined in accordance with the individual income of each entity and the respective applicable tax laws. The provision reflects the permanent differences between financial and taxable income relevant to each entity.
In December 2023, the FASB issued ASU 2023-09, “Improvements to Income Tax Disclosures”, which the Company has adopted effective January 1, 2025, on a prospective basis. ASU 2023-09 enhances the transparency of income tax reporting by requiring, among other items, further disaggregation of the rate reconciliation and additional information on income taxes paid by jurisdiction as shown in the tables below. The adoption did not have an impact on our results of operations, financial condition, or cash flows.
The significant components of the provision are as follows for the periods indicated:

Year Ended December 31,
(Dollars in millions)	2025
Current tax expense (benefit):
Bermuda	$74
Non-Bermuda	265
Total current tax expense (benefit)	339
Deferred tax expense (benefit):
Bermuda	(9)
Non-Bermuda	(34)
Total deferred tax expense (benefit)	(42)

Total income tax expense (benefit)	$296
(Some amounts may not reconcile due to rounding.)
The significant components of the provision for the years ended 2024 and 2023 remain on the originally as-filed basis prior to the adoption of the Improvements to Income Tax Disclosures standard:

	Years Ended December 31,
(Dollars in millions)	2024	2023
Current tax expense (benefit):
U.S.	$152	$284
Non-U.S.	19	7
Total current tax expense (benefit)	171	291
Deferred tax expense (benefit):
U.S.	(52)	(76)
Non-U.S.	1	(578)
Total deferred tax expense (benefit)	(51)	(654)

Total income tax expense (benefit)	$120	$(363)
(Some amounts may not reconcile due to rounding.)
The rate reconciliation for income taxes is disclosed under ASU 2023-09 for the period indicated:

	Year Ended December 31,
	2025
(Dollars in millions)	Bermuda	Non-Bermuda
Underwriting gain (loss)	$452	$(241)
Net investment income	628	1,497
Net realized gain (loss)	(54)	(89)
Realized loss derivative event	—	—
Corporate expense	(73)	(36)
Interest, fees and bond issue cost amortization expense	—	(151)
Other income (expense)	(40)	(6)
Pre-tax income (loss)	$913	$974
(Some amounts may not reconcile due to rounding.)

	Year Ended December 31, 2025
(Dollars in millions)	Amount	Percent
Expected tax provision at Bermuda statutory tax rate	$283	15.00%
Foreign tax effects
United Kingdom
Statutory tax rate difference between United Kingdom and Bermuda	10	0.51%
Effect of cross-border tax laws	41	2.20%
Other	34	1.78%
United States
Statutory tax rate difference between United States and Bermuda	64	3.39%
Return to provision adjustment	(30)	(1.57)%
Tax credits	(44)	(2.33)%
Insurance corporate-owned life insurance	(27)	(1.42)%
Other	4	0.22%
Spain
Statutory tax rate difference between Spain and Bermuda	—	(0.03)%
Effect of cross-border tax laws	16	0.82%
Other	4	0.23%
Canada
Statutory tax rate difference between Canada and Bermuda	8	0.45%
Other	7	0.36%
Other Foreign Jurisdictions	1	0.07%
Effect of cross-border tax laws	—
State and local income taxes, net of federal	—
Tax credits	(17)	(0.90)%
Changes in valuation allowances	—
Nontaxable or nondeductible items	4	0.21%
Changes in unrecognized tax benefits	—
Other adjustments	12	0.64%
Effective Tax Rate, subtotal	$370	19.62%

Effect of changes in tax laws or rates enacted in the current period
Bermuda Corporate Income Tax Act - Amendment 2025	(74)	(3.92)%

Effective Tax Rate, total	$296	15.70%
(Some amounts may not reconcile due to rounding.)
The Company made the following net tax payments after the adoption of ASU 2023-09 for the period indicated:

Year Ended December 31,
(Dollars in millions)	2025
Corporate income tax	$76

Foreign
United Kingdom	35
Canada	20
Other	18
Total taxes paid	$150
(Some amounts may not reconcile due to rounding.)
The weighted average expected tax provision has been calculated using the pre-tax income (loss) in each jurisdiction multiplied by that jurisdiction's applicable statutory tax rate. Reconciliation of the difference between the provision for income taxes and the expected tax provision at the weighted average tax rate for the years ended 2024 and 2023 remain on the originally as-filed basis prior to the adoption of the improvements to income tax disclosures standard and are provided below:

	Years Ended December 31,
	2024		2023
(Dollars in millions)	U.S.	Non-U.S.	U.S.	Non-U.S.
Underwriting gain (loss)	$(891)	$536	$533	$686
Net investment income	1,219	734	954	479
Net realized capital gains (losses)	34	(15)	(190)	(86)
Net derivative gain (loss)	—	—	—	1
Corporate expenses	(19)	(76)	(18)	(55)
Interest, fee and bond issue cost amortization expense	(150)	1	(134)	—
Other income (expense)	64	57	(13)	(3)
Pre-tax income (loss)	$257	$1,237	$1,132	$1,022

Expected tax provision at the applicable statutory rate(s)	54	19	238	26
Increase (decrease) in taxes resulting from:
Tax exempt income	(1)	—	(3)	—
Dividend received deduction	(3)	—	(2)	—
Proration	1	—	1	—
Affiliated preferred stock dividends	7	—	7	—
Creditable foreign premium tax	(14)	—	(14)	—
Share-based compensation tax benefits formerly in APIC	(1)	—	(3)	—
BEAT Tax	66	—	—	—
Valuation allowance	—	—	—	(13)
Bermuda corporate income tax	—	—	—	(578)
Insurance corporate-owned life insurance	(18)	—	(13)	—
Other	9	1	(3)	(6)
Total income tax provision	$100	$20	$208	$(571)
(Some amounts may not reconcile due to rounding.)
At December 31, 2025, 2024 and 2023, the Company had no uncertain tax positions.
The Company’s 2014 through 2018 U.S. Federal tax returns are under audit by the IRS. Over several years, the Company received and responded to a number of Information Document Requests. In 2023, the IRS issued several Notice(s) of Proposed Adjustment and then a draft Revenue Agent Report (“RAR”). In 2024, the Company responded to the RAR with additional information which the IRS has been processing. The IRS requested, and we have signed, an extension of the audit to September 30, 2026.
For tax years 2019, 2020, and 2021, the Statute of Limitations has expired and, thus, the Federal income tax return for those years is no longer subject to IRS examination except to the extent the Company files an amended return.
Tax years 2022, 2023, and 2024 are open for examination by the U.S. Federal income tax jurisdiction.
Deferred income taxes reflect the tax effect of the temporary differences between the value of assets and liabilities for financial statement purposes, and such values are measured by the U.S. tax laws and regulations. The principal items making up the net deferred income tax assets/(liabilities) are as follows for the periods indicated:

	Years Ended December 31,
(Dollars in millions)	2025	2024
Deferred tax assets:
Bermuda economic transition adjustment	$483	$536
Loss reserves	342	313
Unearned premium reserves	152	152
Depreciation	64	55
Amortization	41	—
Lease liability	36	23
Net operating loss carryforward	24	24
Investment impairments	16	10
Equity compensation	10	10
Foreign tax credits	7	16
Net unrealized investment losses	6	138
Unrealized foreign currency losses	—	35
Capital loss carryforward	—	14
Other assets	25	21
Total deferred tax assets	1,206	1,347

Deferred tax liabilities:
Deferred acquisition costs	176	171
Partnership investments	40	43
Right of use asset	32	19
Deferred investment income	20	12
Benefit plan asset	13	—
Net fair value income	—	74
Other liabilities	25	13
Total deferred tax liabilities	306	332

Net deferred tax assets	900	1,015
Less: Valuation allowance	(28)	(25)
Total net deferred tax assets/(liabilities) (1)	$872	$990
(Some amounts may not reconcile due to rounding.)
(1) The Company has net current tax receivable and net deferred tax asset of $43 million and $872 million, respectively, as of December 31, 2025, totaling to an income tax asset, net of $915 million as presented in consolidated balance sheets. The net current tax receivable of $43 million represents a gross federal and state tax receivable of $118 million offset by foreign tax payable of $75 million.
At December 31, 2025 and 2024, the Company had $28 million and $25 million of Valuation Allowances (“VA”), respectively. The VA is a result of our conclusion under U.S. GAAP accounting principles that the Australia, Colombia, Italy, France, Mexico, Singapore, Spain, and U.K. jurisdictions could not demonstrate that it was more likely than not that the related deferred tax assets will be realized. This was primarily due to factors such as cumulative operating losses in recent years, cumulative capital losses and, therefore, an inability to demonstrate overall profitability within the specific jurisdiction. During the year ended December 31, 2025, the Company recorded an overall increase in its VA of $3 million. Tax effected U.K. Net Operating Losses (“NOLs”) of $12 million do not expire. Tax effected Spanish NOLs of $3 million do not expire. The remaining tax effected NOLs of $9 million arose in various jurisdictions and do not expire. Note that not all NOLs had a VA up against them.
At December 31, 2025 and 2024, the Company had $7 million and $16 million respectively of foreign tax credit (“FTC”) carryforwards. In 2025, there were approximately no U.S. FTCs and $7 million of non-US FTCs. The U.S. FTCs expire in 2034. The non-U.S. FTCs do not expire.
The Company follows ASU 2016-09 regarding the treatment of the tax effects of share-based compensation transactions. ASU 2016-09 required that the income tax effects of restricted stock vestings and stock option exercises resulting from the change in value of share-based compensation awards between the grant date and settlement (vesting/exercise) date be recorded as part of income tax expense (benefit) within the consolidated statements of operations and comprehensive income (loss). Per ASU 2016-09, the Company recorded excess tax benefits related to restricted stock vestings and stock option exercises that were not significant as part of income tax expense (benefit) within the consolidated statements of operations and comprehensive income (loss) in 2025, 2024 and, 2023, respectively.
ASU 2016-09 does not impact the accounting treatment of tax benefits related to dividends on restricted stock. The tax benefits related to the payment of dividends on restricted stock have been recorded as part of additional paid-in capital in the shareholders' equity section of the consolidated balance sheets in all years. The tax benefits related to the payment of dividends on restricted stock were $0.7 million, $0.7 million and $0.6 million in 2025, 2024 and 2023, respectively.